BROWN ADVISORY FUNDS

Brown Advisory Small-Cap Growth Fund
(the “Fund”)

Supplement dated July 1, 2014

to the  Summary Prospectus, Statutory Prospectus and Statement of Additional Information
dated  October 31, 2013, as amended on February 21, 2014 and April 28, 2014

This supplement serves as notification of the following change:

Change in Portfolio Managers

Effective June 30, 2014, Christopher Berrier assumed sole responsibility for the day-to-day portfolio management of the Fund.  Prior to that date, Mr. Berrier had shared portfolio management duties with Timothy Hathaway, CFA, who has assumed the position of Director of Equity Research for the Adviser in which role he oversees the Adviser’s investment teams and the corresponding implementation of each of the Adviser’s equity investment strategies.  Mr. Berrier and Mr. Hathaway had co-managed the Fund since April 2006.

Investors should retain this supplement for future reference.